Exhibit 99.2

Investor Supplement
First Quarter 2013
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 27.

Kemper Corporation
Investor Supplement
First Quarter 2013
Table of Contents

Page
Consolidated Financial Highlights	3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Consolidated Statements of Cash Flows	6 - 7
Capital Metrics	8
Debt Outstanding and Ratings	9
Segment Revenues	10
Segment Operating Results	11 - 12
Catastrophe Frequency and Severity	13
Combined Property and Casualty Operations	14
Kemper Preferred Segment	15 - 16
Kemper Specialty Segment	17 - 18
Kemper Direct Segment	19 - 20
Life and Health Insurance Segment	21
Investment Performance	22
Invested Assets	23
Investment Concentration	24
Municipal Bond Securities	25
Investments in Limited Liability Investment Companies and Limited Partnerships	26
Definitions of Non-GAAP Financial Measures	27 - 28

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
For Period Ended
Earned Premiums	$509.9	$520.8	$527.3	$529.8	$529.2
Net Investment Income	80.8	72.9	70.4	75.2	77.4
Net Investment Gains and Other Income	25.2	2.9	47.9	3.9	4.6
Total Revenues	$615.9	$596.6	$645.6	$608.9	$611.2

Consolidated Net Operating Income (Loss)[1]	$42.3	$(3.4)	$24.6	$(0.8)	$33.4
Income (Loss) from Continuing Operations	$58.6	$(1.7)	$55.6	$1.6	$36.3
Net Income	$58.4	$1.9	$55.6	$2.3	$43.6

Per Unrestricted Common Share Amounts:
Basic:
Consolidated Net Operating Income (Loss)[1]	$0.72	$(0.06)	$0.42	$(0.01)	$0.56
Income (Loss) from Continuing Operations	$1.00	$(0.03)	$0.95	$0.03	$0.61
Net Income	$1.00	$0.03	$0.95	$0.04	$0.73
Diluted:
Consolidated Net Operating Income (Loss)[1]	$0.72	$(0.06)	$0.42	$(0.01)	$0.55
Income (Loss) from Continuing Operations	$1.00	$(0.03)	$0.95	$0.03	$0.60
Net Income	$1.00	$0.03	$0.95	$0.04	$0.72

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24

At Period End
Total Assets	$8,056.2	$8,009.1	$8,120.8	$8,006.8	$7,970.4
Insurance Reserves	$4,117.1	$4,132.2	$4,131.6	$4,140.8	$4,119.2
Notes Payable	$611.6	$611.4	$611.2	$611.0	$610.8
Shareholders’ Equity	$2,172.4	$2,161.7	$2,204.5	$2,148.7	$2,131.8
Shareholders’ Equity Excluding Goodwill	$1,860.6	$1,849.9	$1,892.7	$1,836.9	$1,820.0
Common Shares Issued and Outstanding (In Millions)	58.322	58.454	58.353	59.000	59.723
Book Value Per Share[2]	$37.25	$36.98	$37.78	$36.42	$35.69
Book Value Per Share Excluding Goodwill[1,2]	$31.90	$31.65	$32.44	$31.13	$30.47
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$31.55	$30.62	$31.19	$30.19	$30.40
Debt to Total Capitalization[2]	22.0%	22.0%	21.7%	22.1%	22.3%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	5.5%	4.8%	5.9%	3.4%	3.2%

[1] Non-GAAP Measure. See page 27 for definition.
[2] See Capital Metrics on page 8 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Income (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Revenues:
Earned Premiums	$509.9	$520.8	$527.3	$529.8	$529.2
Net Investment Income	80.8	72.9	70.4	75.2	77.4
Other Income	0.2	0.2	0.2	0.2	0.2
Net Realized Gains on Sales of Investments	26.9	5.5	50.9	4.1	4.9
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(2.4)	(3.1)	(3.2)	(0.4)	(0.5)
Portion of Losses Recognized in Other Comprehensive Income	0.5	0.3	—	—	—
Net Impairment Losses Recognized in Earnings	(1.9)	(2.8)	(3.2)	(0.4)	(0.5)
Total Revenues	615.9	596.6	645.6	608.9	611.2
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	349.2	413.0	368.7	423.8	376.6
Insurance Expenses	158.3	169.5	172.7	167.7	162.4
Interest and Other Expenses	23.8	20.1	22.7	20.9	21.8
Total Expenses	531.3	602.6	564.1	612.4	560.8
Income (Loss) from Continuing Operations before Income Taxes	84.6	(6.0)	81.5	(3.5)	50.4
Income Tax Benefit (Expense)	(26.0)	4.3	(25.9)	5.1	(14.1)
Income (Loss) from Continuing Operations	58.6	(1.7)	55.6	1.6	36.3
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	(0.4)	5.7	(0.1)	1.0	12.3
Income Tax Benefit (Expense)	0.2	(2.1)	0.1	(0.3)	(5.0)
Income (Loss) from Discontinued Operations	(0.2)	3.6	—	0.7	7.3
Net Income	$58.4	$1.9	$55.6	$2.3	$43.6
Income (Loss) from Continuing Operations Per Unrestricted Share:
Basic	$1.00	$(0.03)	$0.95	$0.03	$0.61
Diluted	$1.00	$(0.03)	$0.95	$0.03	$0.60
Net Income Per Unrestricted Share:
Basic	$1.00	$0.03	$0.95	$0.04	$0.73
Diluted	$1.00	$0.03	$0.95	$0.04	$0.72
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24
Weighted Average Unrestricted Common Shares Outstanding	58.131	58.067	58.300	59.197	59.866

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Assets:
Investments:
Fixed Maturities at Fair Value	$4,856.5	$4,860.2	$4,725.6	$4,766.7	$4,787.7
Equity Securities at Fair Value	554.1	521.9	545.7	470.2	429.6
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	248.1	253.0	267.3	283.9	311.7
Short-term Investments at Cost	362.8	327.5	297.3	272.7	364.2
Other Investments	494.8	497.5	500.1	500.3	499.0
Total Investments	6,516.3	6,460.1	6,336.0	6,293.8	6,392.2
Cash	97.5	96.3	318.7	249.5	128.7
Receivable from Policyholders	363.2	369.3	385.6	374.7	378.4
Other Receivables	202.7	206.1	207.6	207.0	210.5
Deferred Policy Acquisition Costs	304.5	303.4	306.8	303.5	297.9
Goodwill	311.8	311.8	311.8	311.8	311.8
Current and Deferred Income Tax Assets	—	5.4	0.1	9.8	—
Other Assets	260.2	256.7	254.2	256.7	250.9
Total Assets	$8,056.2	$8,009.1	$8,120.8	$8,006.8	$7,970.4
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,174.8	$3,161.6	$3,149.8	$3,130.6	$3,117.8
Property and Casualty	942.3	970.6	981.8	1,010.2	1,001.4
Total Insurance Reserves	4,117.1	4,132.2	4,131.6	4,140.8	4,119.2
Unearned Premiums	646.8	650.9	674.3	665.5	668.3
Liabilities for Income Taxes	25.8	21.5	59.1	24.7	18.2
Notes Payable at Amortized Cost	611.6	611.4	611.2	611.0	610.8
Accrued Expenses and Other Liabilities	482.5	431.4	440.1	416.1	422.1
Total Liabilities	5,883.8	5,847.4	5,916.3	5,858.1	5,838.6
Shareholders’ Equity:
Common Stock	5.8	5.8	5.8	5.9	6.0
Paid-in Capital	722.5	725.0	722.8	729.7	737.5
Retained Earnings	1,158.0	1,118.2	1,130.8	1,101.6	1,126.2
Accumulated Other Comprehensive Income	286.1	312.7	345.1	311.5	262.1
Total Shareholders’ Equity	2,172.4	2,161.7	2,204.5	2,148.7	2,131.8
Total Liabilities and Shareholders’ Equity	$8,056.2	$8,009.1	$8,120.8	$8,006.8	$7,970.4

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Three Months Ended		Year Ended
	Mar 31, 2013	Mar 31, 2012	Dec 31, 2012	Dec 31, 2011	Dec 31, 2010
Operating Activities:
Net Income	$58.4	$43.6	$103.4	$74.5	$177.9
Adjustments to Reconcile Net Income to Net Cash Provided (Used) by Operating Activities:
Increase in Deferred Policy Acquisition Costs	(1.1)	(3.9)	(9.4)	(7.8)	(4.7)
Amortization of Life Insurance in Force Acquired and Customer Relationships Acquired	2.1	2.0	8.0	11.4	11.0
Equity in Net Income of Investee before Taxes	—	—	—	—	0.2
Equity in Earnings of Equity Method Limited Liability Investments	(8.6)	(6.7)	(9.3)	(9.6)	(48.8)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	3.4	—	15.4	—	—
Amortization of Investment Securities and Depreciation of Investment Real Estate	4.6	4.1	15.2	16.0	17.6
Net Realized Gains on Sales of Investments	(26.9)	(4.9)	(65.4)	(34.1)	(42.6)
Net Impairment Losses Recognized in Earnings	1.9	0.5	6.9	11.3	16.5
Net Gain on Sale of Portfolio of Automobile Loan Receivables	—	(11.3)	(12.9)	(4.5)	—
Benefit for Loan Losses	—	(2.0)	(2.0)	(42.0)	(14.2)
Depreciation of Property and Equipment	4.2	3.3	15.3	10.9	14.5
Write-off of Goodwill	—	—	—	—	14.8
Impairment of P&C Customer Relationships Acquired	—	—	—	13.5	—
Decrease (Increase) in Other Receivables	8.7	7.5	13.9	(0.2)	28.0
Decrease in Insurance Reserves	(15.7)	(13.1)	(1.1)	(52.1)	(52.1)
Increase (Decrease) in Unearned Premiums	(4.1)	2.1	(15.2)	(12.4)	(46.4)
Change in Income Taxes	25.3	16.2	(14.9)	17.2	8.7
Increase (Decrease) in Accrued Expenses and Other Liabilities	20.7	6.8	(15.6)	(47.5)	(41.0)
Other, Net	8.4	11.4	33.4	30.4	19.1
Net Cash Provided (Used) by Operating Activities (Carryforward to page 7)	81.3	55.6	65.7	(25.0)	58.5

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Three Months Ended		Year Ended
	Mar 31, 2013	Mar 31, 2012	Dec 31, 2012	Dec 31, 2011	Dec 31, 2010
Net Cash Provided (Used) by Operating Activities (Carryforward from page 6)	81.3	55.6	65.7	(25.0)	58.5
Investing Activities:
Sales and Maturities of Fixed Maturities	297.5	103.7	914.4	650.3	706.7
Purchases of Fixed Maturities	(307.5)	(136.1)	(872.6)	(663.4)	(532.1)
Sales of Equity Securities	24.9	7.7	70.8	248.3	33.8
Purchases of Equity Securities	(40.7)	(17.4)	(137.7)	(199.2)	(189.1)
Sales of Former Investee	—	—	—	—	2.7
Return of Investment of Equity Method Limited Liability Investments	13.1	10.6	56.0	57.0	38.1
Acquisitions of Equity Method Limited Liability Investments	(5.1)	(9.3)	(31.0)	(25.7)	(31.9)
Decrease (Increase) in Short-term Investments	(36.3)	(116.7)	(80.0)	155.5	(7.3)
Acquisition and Improvements of Investment Real Estate	(1.0)	(1.1)	(5.5)	(6.4)	(3.9)
Sales of Investment Real Estate	3.8	—	6.0	0.3	9.6
Increase in Other Investments	(2.0)	(1.8)	(12.4)	(15.6)	(14.7)
Acquisition of Software	(6.6)	(8.1)	(26.5)	(23.2)	(26.4)
Disposition of Business, Net of Cash Disposed	3.8	—	—	—	4.1
Net Proceeds (Payments) from Sale of Portfolio of Automobile Loan Receivables	(0.5)	20.1	16.7	220.7	—
Receipts from Automobile Loan Receivables	—	2.0	2.0	166.5	339.6
Other, Net	(3.7)	(0.3)	(6.4)	(0.5)	(9.9)
Net Cash Provided (Used) by Investing Activities	(60.3)	(146.7)	(106.2)	564.6	319.3
Financing Activities:
Repayments of Certificates of Deposits	—	—	—	(321.8)	(366.9)
Proceeds from Issuance of Notes Payable	—	—	—	95.0	387.8
Repayments of Notes Payable	—	—	—	(95.0)	(340.1)
Common Stock Repurchases	(6.5)	(17.9)	(60.7)	(27.4)	(34.4)
Cash Dividends Paid to Shareholders	(14.0)	(14.5)	(56.9)	(58.2)	(54.6)
Cash Exercise of Stock Options	—	—	1.3	0.2	0.5
Excess Tax Benefits from Share-based Awards	0.3	0.5	0.5	0.2	0.2
Other, Net	0.4	0.5	1.4	1.4	3.2
Net Cash Used by Financing Activities	(19.8)	(31.4)	(114.4)	(405.6)	(404.3)
Increase (Decrease) in Cash	1.2	(122.5)	(154.9)	134.0	(26.5)
Cash, Beginning of Year	96.3	251.2	251.2	117.2	143.7
Cash, End of Period	$97.5	$128.7	$96.3	$251.2	$117.2

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Book Value Per Share
Numerator
Shareholders’ Equity	$2,172.4	$2,161.7	$2,204.5	$2,148.7	$2,131.8
Less: Goodwill	(311.8)	(311.8)	(311.8)	(311.8)	(311.8)
Shareholders’ Equity Excluding Goodwill	$1,860.6	$1,849.9	$1,892.7	$1,836.9	$1,820.0
Shareholders’ Equity	$2,172.4	$2,161.7	$2,204.5	$2,148.7	$2,131.8
Less: Net Unrealized Gains on Fixed Maturities	(332.4)	(371.8)	(384.5)	(367.4)	(316.3)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$1,840.0	$1,789.9	$1,820.0	$1,781.3	$1,815.5
Denominator
Common Shares Issued and Outstanding	58.322	58.454	58.353	59.000	59.723
Book Value Per Share	$37.25	$36.98	$37.78	$36.42	$35.69
Book Value Per Share Excluding Goodwill	$31.90	$31.65	$32.44	$31.13	$30.47
Book Value Per Share Excluding Unrealized on Fixed Maturities	$31.55	$30.62	$31.19	$30.19	$30.40

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$118.2	$103.4	$125.8	$72.2	$66.6
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,163.8	$2,152.7	$2,144.6	$2,111.8	$2,086.8
Rolling 12 Months Return on Average Shareholders Equity (5-point Average)	5.5%	4.8%	5.9%	3.4%	3.2%

Debt and Total Capitalization
Debt	$611.6	$611.4	$611.2	$611.0	$610.8
Shareholders’ Equity	2,172.4	2,161.7	2,204.5	2,148.7	2,131.8
Total Capitalization	$2,784.0	$2,773.1	$2,815.7	$2,759.7	$2,742.6
Ratio of Debt to Shareholders’ Equity	28.2%	28.3%	27.7%	28.4%	28.7%
Ratio of Debt to Total Capitalization	22.0%	22.0%	21.7%	22.1%	22.3%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$187.4	$190.2	$214.7	$163.2	$188.9
Borrowings Available Under Credit Agreement	325.0	325.0	325.0	325.0	325.0
Parent Company Liquidity	$512.4	$515.2	$539.7	$488.2	$513.9

Capital Returned to Shareholders
Common Stock Repurchased	$6.5	$—	$20.0	$21.5	$19.2
Cash Dividends Paid	14.0	14.0	14.1	14.3	14.5
Total Capital Returned to Shareholders	$20.5	$14.0	$34.1	$35.8	$33.7

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Notes Payable under Revolving Credit Agreements	$—	$—	$—	$—	$—
Senior Notes at Amortized Cost:
6.00% Senior Notes due May 15, 2017	357.4	357.3	357.2	357.1	356.9
6.00% Senior Notes due November 30, 2015	248.7	248.6	248.5	248.3	248.3
Mortgage Note Payable at Amortized Cost	5.5	5.5	5.5	5.6	5.6
Notes Payable at Amortized Cost	$611.6	$611.4	$611.2	$611.0	$610.8

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A	A-
Reserve National Insurance Company	A-	NR	NR	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Revenues:
Kemper Preferred:
Earned Premiums	$219.2	$223.5	$222.9	$218.0	$215.0
Net Investment Income	15.0	11.4	10.8	11.9	10.9
Other Income	0.1	0.1	0.1	0.1	0.1
Total Kemper Preferred	234.3	235.0	233.8	230.0	226.0
Kemper Specialty:
Earned Premiums	99.2	102.5	103.9	106.6	106.8
Net Investment Income	6.3	4.6	4.5	4.7	5.2
Other Income	0.1	0.1	0.1	0.1	—
Total Kemper Specialty	105.6	107.2	108.5	111.4	112.0
Kemper Direct:
Earned Premiums	33.7	36.8	40.3	43.9	47.0
Net Investment Income	3.8	3.2	3.4	3.7	3.6
Total Kemper Direct	37.5	40.0	43.7	47.6	50.6
Life and Health Insurance:
Earned Premiums	157.8	158.0	160.2	161.3	160.4
Net Investment Income	53.0	50.8	48.1	49.7	55.7
Other Income	—	—	—	—	0.1
Total Life and Health Insurance	210.8	208.8	208.3	211.0	216.2
Total Segment Revenues	588.2	591.0	594.3	600.0	604.8
Net Realized Gains on Sales of Investments	26.9	5.5	50.9	4.1	4.9
Net Impairment Losses Recognized in Earnings	(1.9)	(2.8)	(3.2)	(0.4)	(0.5)
Other	2.7	2.9	3.6	5.2	2.0
Total Revenues	$615.9	$596.6	$645.6	$608.9	$611.2

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Segment Operating Profit (Loss):
Kemper Preferred	$26.4	$(32.4)	$10.4	$(19.1)	$13.1
Kemper Specialty	4.2	(5.3)	3.2	(5.6)	4.9
Kemper Direct	9.6	2.1	1.6	(5.5)	(3.0)
Life and Health	31.9	37.7	29.4	30.3	43.0
Total Segment Operating Profit	72.1	2.1	44.6	0.1	58.0
Corporate and Other Operating Loss	(12.5)	(10.8)	(10.8)	(7.3)	(12.0)
Total Operating Profit (Loss)	59.6	(8.7)	33.8	(7.2)	46.0
Net Realized Gains on Sales of Investments	26.9	5.5	50.9	4.1	4.9
Net Impairment Losses Recognized in Earnings	(1.9)	(2.8)	(3.2)	(0.4)	(0.5)
Income (Loss) from Continuing Operations before Income Taxes	$84.6	$(6.0)	$81.5	$(3.5)	$50.4
Segment Net Operating Income (Loss):
Kemper Preferred	$18.8	$(19.7)	$8.4	$(10.3)	$10.4
Kemper Specialty	3.5	(2.8)	2.7	(2.8)	4.1
Kemper Direct	6.7	1.8	1.5	(2.9)	(1.3)
Life and Health	21.2	24.3	19.2	19.5	27.8
Total Segment Net Operating Income	50.2	3.6	31.8	3.5	41.0
Corporate and Other Net Operating Loss	(7.9)	(7.0)	(7.2)	(4.3)	(7.6)
Consolidated Operating Income (Loss)	42.3	(3.4)	24.6	(0.8)	33.4
Unallocated Net Income (Loss) From:
Net Realized Gains on Sales of Investments	17.5	3.6	33.0	2.7	3.2
Net Impairment Losses Recognized in Earnings	(1.2)	(1.9)	(2.0)	(0.3)	(0.3)
Income (Loss) from Continuing Operations	$58.6	$(1.7)	$55.6	$1.6	$36.3

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Earned Premiums by Product:
Life	$97.9	$97.4	$98.4	$99.1	$98.5
Accident and Health	40.2	41.0	41.3	41.4	41.5
Property and Casualty:
Personal Lines:
Automobile	245.7	255.5	261.3	265.6	267.7
Homeowners	80.4	81.4	80.8	78.7	77.1
Other Personal	33.6	33.7	34.5	34.5	34.2
Total Personal Lines	359.7	370.6	376.6	378.8	379.0
Commercial Automobile	12.1	11.8	11.0	10.5	10.2
Total Earned Premiums	$509.9	$520.8	$527.3	$529.8	$529.2
Net Investment Income by Segment:
Kemper Preferred:
Equity Method Limited Liability Companies	$3.5	$1.3	$0.5	$0.8	$1.4
All Other Net Investment Income	11.5	10.1	10.3	11.1	9.5
Net Investment Income	15.0	11.4	10.8	11.9	10.9
Kemper Specialty:
Equity Method Limited Liability Companies	1.4	0.5	0.3	0.3	0.6
All Other Net Investment Income	4.9	4.1	4.2	4.4	4.6
Net Investment Income	6.3	4.6	4.5	4.7	5.2
Kemper Direct:
Equity Method Limited Liability Companies	0.9	0.5	0.1	0.2	0.5
All Other Net Investment Income	2.9	2.7	3.3	3.5	3.1
Net Investment Income	3.8	3.2	3.4	3.7	3.6
Life and Health Insurance:
Equity Method Limited Liability Companies	2.3	(0.3)	(1.5)	(0.3)	3.9
All Other Net Investment Income	50.7	51.1	49.6	50.0	51.8
Net Investment Income	53.0	50.8	48.1	49.7	55.7
Total Segment Net Investment Income	78.1	70.0	66.8	70.0	75.4
Unallocated Net Investment Income:
Equity Method Limited Liability Companies	0.5	0.2	—	0.1	0.3
All Other Net Investment Income	2.2	2.7	3.6	5.1	1.7
Unallocated Net Investment Income	2.7	2.9	3.6	5.2	2.0
Net Investment Income	$80.8	$72.9	$70.4	$75.2	$77.4

Kemper Corporation Catastrophe Frequency and Severity (Unaudited)

CATASTROPHE LOSSES AND LAE
	Three Months Ended Mar 31, 2013				Three Months Ended Mar 31, 2012
	Consolidated		Combined P&C		Consolidated		Combined P&C
(Dollars in Millions)	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	4	$11.1	4	$8.7	6	$11.4	6	$10.6
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	4	$11.1	4	$8.7	6	$11.4	6	$10.6

SEGMENT CATASTROPHE LOSSES AND LAE
Three Months Ended Mar 31, 2013
	Kemper Preferred		Kemper Specialty		Kemper Direct		Life and Health Insurance
(Dollars in Millions)	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	4	$7.0	4	$1.1	4	$0.6	4	$2.4
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	4	$7.0	4	$1.1	4	$0.6	4	$2.4

Three Months Ended Mar 31, 2012
	Kemper Preferred		Kemper Specialty		Kemper Direct		Life and Health Insurance
(Dollars in Millions)	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	6	$8.5	5	$0.1	6	$2.1	6	$0.7
$5 - $10	—	—	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	6	$8.5	5	$0.1	6	$2.1	6	$0.7

Kemper Corporation Combined Property and Casualty Operations[1] (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Results of Operations
Net Premiums Written	$345.4	$340.5	$377.7	$367.3	$368.6
Earned Premiums:
Personal:
Automobile	$245.7	$255.5	$261.3	$265.6	$267.7
Homeowners	80.4	81.4	80.8	78.7	77.1
Other Personal	13.9	14.1	14.0	13.7	13.8
Total Personal	340.0	351.0	356.1	358.0	358.6
Commercial Automobile	12.1	11.8	11.0	10.5	10.2
Total Earned Premiums	352.1	362.8	367.1	368.5	368.8
Net Investment Income	25.1	19.2	18.7	20.3	19.7
Other Income	0.2	0.2	0.2	0.2	0.1
Total Revenues	377.4	382.2	386.0	389.0	388.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	251.1	275.6	272.0	276.7	271.0
Catastrophe Losses and LAE	8.7	46.3	10.7	50.8	10.7
Prior Years:
Non-catastrophe Losses and LAE	(12.0)	(1.6)	(9.0)	(2.4)	(5.5)
Catastrophe Losses and LAE	(1.5)	(0.3)	(1.7)	(4.2)	(0.2)
Total Incurred Losses and LAE	246.3	320.0	272.0	320.9	276.0
Insurance Expenses	90.9	97.8	98.8	98.3	97.6
Operating Profit (Loss)	40.2	(35.6)	15.2	(30.2)	15.0
Income Tax Benefit (Expense)	(11.2)	14.9	(2.6)	14.2	(1.8)
Segment Net Operating Income (Loss)	$29.0	$(20.7)	$12.6	$(16.0)	$13.2
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	71.3%	75.9%	74.2%	75.1%	73.5%
Current Year Catastrophe Losses and LAE Ratio	2.5	12.8	2.9	13.8	2.9
Prior Years Non-catastrophe Losses and LAE Ratio	(3.4)	(0.4)	(2.5)	(0.7)	(1.5)
Prior Years Catastrophe Losses and LAE Ratio	(0.4)	(0.1)	(0.5)	(1.1)	(0.1)
Total Incurred Loss and LAE Ratio	70.0	88.2	74.1	87.1	74.8
Incurred Expense Ratio	25.8	27.0	26.9	26.7	26.5
Combined Ratio	95.8%	115.2%	101.0%	113.8%	101.3%
Underlying Combined Ratio [2]
Current Year Non-catastrophe Losses and LAE Ratio	71.3%	75.9%	74.2%	75.1%	73.5%
Incurred Expense Ratio	25.8	27.0	26.9	26.7	26.5
Underlying Combined Ratio	97.1%	102.9%	101.1%	101.8%	100.0%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	97.1%	102.9%	101.1%	101.8%	100.0%
Current Year Catastrophe Losses and LAE Ratio	2.5	12.8	2.9	13.8	2.9
Prior Years Non-catastrophe Losses and LAE Ratio	(3.4)	(0.4)	(2.5)	(0.7)	(1.5)
Prior Years Catastrophe Losses and LAE Ratio	(0.4)	(0.1)	(0.5)	(1.1)	(0.1)
Combined Ratio as Reported	95.8%	115.2%	101.0%	113.8%	101.3%

[1] Includes the results of operations of the Kemper Preferred, Kemper Specialty and Kemper Direct segments.
[2] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Preferred (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Results of Operations
Net Premiums Written	$205.8	$213.8	$237.9	$233.0	$207.0
Earned Premiums:
Automobile	$127.1	$130.4	$130.5	$128.0	$126.6
Homeowners	78.2	79.1	78.4	76.3	74.7
Other Personal	13.9	14.0	14.0	13.7	13.7
Total Earned Premiums	219.2	223.5	222.9	218.0	215.0
Net Investment Income	15.0	11.4	10.8	11.9	10.9
Other Income	0.1	0.1	0.1	0.1	0.1
Total Revenues	234.3	235.0	233.8	230.0	226.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	147.9	159.6	154.0	149.8	145.0
Catastrophe Losses and LAE	7.0	42.7	9.4	44.8	8.5
Prior Years:
Non-catastrophe Losses and LAE	(6.8)	4.5	(0.8)	(1.7)	(0.6)
Catastrophe Losses and LAE	(1.4)	(0.2)	(1.6)	(4.1)	(0.3)
Total Incurred Losses and LAE	146.7	206.6	161.0	188.8	152.6
Insurance Expenses	61.2	60.8	62.4	60.3	60.3
Operating Profit (Loss)	26.4	(32.4)	10.4	(19.1)	13.1
Income Tax Benefit (Expense)	(7.6)	12.7	(2.0)	8.8	(2.7)
Segment Net Operating Income (Loss)	$18.8	$(19.7)	$8.4	$(10.3)	$10.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	67.4%	71.4%	69.1%	68.7%	67.4%
Current Year Catastrophe Losses and LAE Ratio	3.2	19.1	4.2	20.6	4.0
Prior Years Non-catastrophe Losses and LAE Ratio	(3.1)	2.0	(0.4)	(0.8)	(0.3)
Prior Years Catastrophe Losses and LAE Ratio	(0.6)	(0.1)	(0.7)	(1.9)	(0.1)
Total Incurred Loss and LAE Ratio	66.9	92.4	72.2	86.6	71.0
Incurred Expense Ratio	27.9	27.2	28.0	27.7	28.0
Combined Ratio	94.8%	119.6%	100.2%	114.3%	99.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	67.4%	71.4%	69.1%	68.7%	67.4%
Incurred Expense Ratio	27.9	27.2	28.0	27.7	28.0
Underlying Combined Ratio	95.3%	98.6%	97.1%	96.4%	95.4%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	95.3%	98.6%	97.1%	96.4%	95.4%
Current Year Catastrophe Losses and LAE Ratio	3.2	19.1	4.2	20.6	4.0
Prior Years Non-catastrophe Losses and LAE Ratio	(3.1)	2.0	(0.4)	(0.8)	(0.3)
Prior Years Catastrophe Losses and LAE Ratio	(0.6)	(0.1)	(0.7)	(1.9)	(0.1)
Combined Ratio as Reported	94.8%	119.6%	100.2%	114.3%	99.0%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Preferred Insurance Reserves (Dollars in Millions) (Unaudited)

	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Insurance Reserves:
Automobile	$281.0	$287.6	$274.2	$272.3	$273.2
Homeowners	120.5	123.7	116.0	124.0	106.6
Other Personal	41.7	41.0	38.5	38.4	36.0
Insurance Reserves	$443.2	$452.3	$428.7	$434.7	$415.8
Insurance Reserves:
Loss Reserves:
Case	$279.9	$284.7	$267.0	$265.6	$260.3
Incurred but Not Reported	102.5	105.5	100.0	107.0	92.7
Total Loss Reserves	382.4	390.2	367.0	372.6	353.0
LAE Reserves	60.8	62.1	61.7	62.1	62.8
Insurance Reserves	$443.2	$452.3	$428.7	$434.7	$415.8

Kemper Corporation Kemper Specialty (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Results of Operations
Net Premiums Written	$108.4	$94.9	$103.9	$98.6	$117.7
Earned Premiums:
Personal Automobile	$87.1	$90.7	$92.9	$96.1	$96.6
Commercial Automobile	12.1	11.8	11.0	10.5	10.2
Total Earned Premiums	99.2	102.5	103.9	106.6	106.8
Net Investment Income	6.3	4.6	4.5	4.7	5.2
Other Income	0.1	0.1	0.1	0.1	—
Total Revenues	105.6	107.2	108.5	111.4	112.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	78.7	88.5	84.2	89.0	86.2
Catastrophe Losses and LAE	1.1	0.1	0.9	3.7	0.1
Prior Years:
Non-catastrophe Losses and LAE	0.6	0.1	(2.9)	1.4	(1.0)
Catastrophe Losses and LAE	0.1	—	—	—	0.1
Total Incurred Losses and LAE	80.5	88.7	82.2	94.1	85.4
Insurance Expenses	20.9	23.8	23.1	22.9	21.7
Operating Profit (Loss)	4.2	(5.3)	3.2	(5.6)	4.9
Income Tax Benefit (Expense)	(0.7)	2.5	(0.5)	2.8	(0.8)
Segment Net Operating Income (Loss)	$3.5	$(2.8)	$2.7	$(2.8)	$4.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	79.3%	86.3%	81.0%	83.5%	80.7%
Current Year Catastrophe Losses and LAE Ratio	1.1	0.1	0.9	3.5	0.1
Prior Years Non-catastrophe Losses and LAE Ratio	0.6	0.1	(2.8)	1.3	(0.9)
Prior Years Catastrophe Losses and LAE Ratio	0.1	—	—	—	0.1
Total Incurred Loss and LAE Ratio	81.1	86.5	79.1	88.3	80.0
Incurred Expense Ratio	21.1	23.2	22.2	21.5	20.3
Combined Ratio	102.2%	109.7%	101.3%	109.8%	100.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	79.3%	86.3%	81.0%	83.5%	80.7%
Incurred Expense Ratio	21.1	23.2	22.2	21.5	20.3
Underlying Combined Ratio	100.4%	109.5%	103.2%	105.0%	101.0%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	100.4%	109.5%	103.2%	105.0%	101.0%
Current Year Catastrophe Losses and LAE Ratio	1.1	0.1	0.9	3.5	0.1
Prior Years Non-catastrophe Losses and LAE Ratio	0.6	0.1	(2.8)	1.3	(0.9)
Prior Years Catastrophe Losses and LAE Ratio	0.1	—	—	—	0.1
Combined Ratio as Reported	102.2%	109.7%	101.3%	109.8%	100.3%

[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Specialty Insurance Reserves (Dollars in Millions) (Unaudited)

	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Insurance Reserves:
Personal Automobile	$159.1	$164.8	$167.4	$171.6	$165.2
Commercial Automobile	44.6	43.9	40.8	43.2	46.7
Other	7.0	7.2	7.4	7.5	7.6
Insurance Reserves	$210.7	$215.9	$215.6	$222.3	$219.5
Insurance Reserves:
Loss Reserves:
Case	$126.0	$130.9	$132.7	$134.7	$131.0
Incurred but Not Reported	48.7	48.3	45.6	47.3	47.2
Total Loss Reserves	174.7	179.2	178.3	182.0	178.2
LAE Reserves	36.0	36.7	37.3	40.3	41.3
Insurance Reserves	$210.7	$215.9	$215.6	$222.3	$219.5

Kemper Corporation Kemper Direct (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Results of Operations
Net premiums written	$31.2	$31.8	$35.9	$35.7	$43.9
Earned Premiums:
Automobile	$31.5	$34.4	$37.9	$41.5	$44.5
Homeowners	2.2	2.3	2.4	2.4	2.4
Other Personal	—	0.1	—	—	0.1
Total Earned Premiums	33.7	36.8	40.3	43.9	47.0
Net Investment Income	3.8	3.2	3.4	3.7	3.6
Total Revenues	37.5	40.0	43.7	47.6	50.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	24.5	27.5	33.8	37.9	39.8
Catastrophe Losses and LAE	0.6	3.5	0.4	2.3	2.1
Prior Years:
Non-catastrophe Losses and LAE	(5.8)	(6.2)	(5.3)	(2.1)	(3.9)
Catastrophe Losses and LAE	(0.2)	(0.1)	(0.1)	(0.1)	—
Total Incurred Losses and LAE	19.1	24.7	28.8	38.0	38.0
Insurance Expenses	8.8	13.2	13.3	15.1	15.6
Operating Profit (Loss)	9.6	2.1	1.6	(5.5)	(3.0)
Income Tax Benefit (Expense)	(2.9)	(0.3)	(0.1)	2.6	1.7
Segment Net Operating Income (Loss)	$6.7	$1.8	$1.5	$(2.9)	$(1.3)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	72.7%	74.7%	83.9%	86.4%	84.7%
Current Year Catastrophe Losses and LAE Ratio	1.8	9.5	1.0	5.2	4.5
Prior Years Non-catastrophe Losses and LAE Ratio	(17.2)	(16.8)	(13.2)	(4.8)	(8.3)
Prior Years Catastrophe Losses and LAE Ratio	(0.6)	(0.3)	(0.2)	(0.2)	—
Total Incurred Loss and LAE Ratio	56.7	67.1	71.5	86.6	80.9
Incurred Expense Ratio	26.1	35.9	33.0	34.4	33.2
Combined Ratio	82.8%	103.0%	104.5%	121.0%	114.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	72.7%	74.7%	83.9%	86.4%	84.7%
Incurred Expense Ratio	26.1	35.9	33.0	34.4	33.2
Underlying Combined Ratio	98.8%	110.6%	116.9%	120.8%	117.9%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	98.8%	110.6%	116.9%	120.8%	117.9%
Current Year Catastrophe Losses and LAE Ratio	1.8	9.5	1.0	5.2	4.5
Prior Years Non-catastrophe Losses and LAE Ratio	(17.2)	(16.8)	(13.2)	(4.8)	(8.3)
Prior Years Catastrophe Losses and LAE Ratio	(0.6)	(0.3)	(0.2)	(0.2)	—
Combined Ratio as Reported	82.8%	103.0%	104.5%	121.0%	114.1%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Kemper Direct Insurance Reserves (Dollars in Millions) (Unaudited)

	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Insurance Reserves:
Automobile	$164.6	$173.3	$191.7	$200.8	$208.1
Homeowners	1.9	2.7	4.3	4.9	5.1
Other Personal	1.6	1.8	2.0	2.7	2.7
Insurance Reserves	$168.1	$177.8	$198.0	$208.4	$215.9
Insurance Reserves:
Loss Reserves:
Case	$108.8	$115.4	$126.0	$131.5	$137.0
Incurred but Not Reported	39.0	39.7	46.8	50.5	51.5
Total Loss Reserves	147.8	155.1	172.8	182.0	188.5
LAE Reserves	20.3	22.7	25.2	26.4	27.4
Insurance Reserves	$168.1	$177.8	$198.0	$208.4	$215.9

Kemper Corporation Life and Health Insurance (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Results of Operations
Earned Premiums:
Life	$97.9	$97.4	$98.4	$99.1	$98.5
Accident and Health	40.2	41.0	41.3	41.4	41.5
Property	19.7	19.6	20.5	20.8	20.4
Total Earned Premiums	157.8	158.0	160.2	161.3	160.4
Net Investment Income	53.0	50.8	48.1	49.7	55.7
Other Income	—	—	—	—	0.1
Total Revenues	210.8	208.8	208.3	211.0	216.2
Policyholders’ Benefits and Incurred Losses and LAE	102.9	92.9	96.7	102.9	100.6
Insurance Expenses	76.0	78.2	82.2	77.8	72.6
Operating Profit	31.9	37.7	29.4	30.3	43.0
Income Tax Expense	(10.7)	(13.4)	(10.2)	(10.8)	(15.2)
Segment Net Operating Income	$21.2	$24.3	$19.2	$19.5	$27.8

	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Insurance Reserves:
Future Policyholder Benefits	$3,119.4	$3,103.1	$3,093.4	$3,078.1	$3,062.7
Incurred Losses and LAE Reserves:
Life	35.0	36.8	34.7	30.7	32.7
Accident and Health	20.4	21.7	21.7	21.8	22.4
Property	8.0	7.0	10.5	10.1	8.0
Total Incurred Losses and LAE Reserves	63.4	65.5	66.9	62.6	63.1
Insurance Reserves	$3,182.8	$3,168.6	$3,160.3	$3,140.7	$3,125.8

Kemper Corporation Details of Investment Performance (Dollars and Shares in Millions, Except Per Share Amounts)

	Three Months Ended
	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Net Investment Income
Interest and Dividends on Fixed Maturities	$59.1	$60.4	$59.7	$63.8	$62.2
Dividends on Equity Securities	8.8	7.0	7.3	6.2	5.2
Short-term Investments	—	—	0.1	0.1	—
Loans to Policyholders	4.9	4.9	4.7	4.6	4.7
Real Estate	7.4	7.4	7.0	6.6	6.4
Equity Method Limited Liability Investments	8.6	2.1	(0.6)	1.1	6.7
Other	—	0.1	(0.1)	0.1	—
Total Investment Income	88.8	81.9	78.1	82.5	85.2
Investment Expenses:
Real Estate	6.3	7.3	6.4	6.1	6.3
Other Investment Expenses	1.7	1.7	1.3	1.2	1.5
Total Investment Expenses	8.0	9.0	7.7	7.3	7.8
Net Investment Income	$80.8	$72.9	$70.4	$75.2	$77.4
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$25.7	$1.7	$50.7	$4.1	$0.4
Losses on Sales	—	—	(0.1)	—	—
Equity Securities:
Gains on Sales	0.4	3.6	0.1	0.5	4.1
Losses on Sales	(0.1)	—	—	(0.2)	—
Real Estate:
Gains on Sales	0.6	0.2	—	—	—
Other Investments:
Gains on Sales	0.1	—	—	—	—
Trading Securities Net Gains (Losses)	0.2	—	0.2	(0.3)	0.4
Net Realized Gains on Sales of Investments	$26.9	$5.5	$50.9	$4.1	$4.9
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(1.7)	$(1.5)	$—	$(0.4)	$—
Equity Securities	(0.2)	(1.3)	(0.1)	—	(0.5)
Real Estate	—	—	(3.1)	—	—
Net Impairment Losses Recognized in Earnings	$(1.9)	$(2.8)	$(3.2)	$(0.4)	$(0.5)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Mar 31, 2013		Dec 31, 2012		Dec 31, 2011
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$429.1	6.6%	$428.9	6.6%	$491.7	7.9%
States and Political Subdivisions	1,401.8	21.5	1,401.4	21.7	1,852.6	29.8
Canadian Government and Provinces	0.6	—	—	—	—	—
Corporate Securities:
Bonds and Notes	2,979.1	45.7	2,993.4	46.3	2,342.3	37.6
Redeemable Preferred Stocks	13.0	0.2	32.6	0.5	81.7	1.3
Mortgage and Asset-backed	32.9	0.5	3.9	0.1	5.1	0.1
Subtotal Fixed Maturities Reported at Fair Value	4,856.5	74.5	4,860.2	75.2	4,773.4	76.7
Equity Securities Reported at Fair Value:
Preferred Stocks	95.3	1.5	100.5	1.6	107.2	1.7
Common Stocks	159.8	2.5	154.2	2.4	130.4	2.1
Other Equity Interests:
Exchange Traded Funds	155.1	2.4	125.9	1.9	66.6	1.1
Limited Liability Companies and Limited Partnerships	143.9	2.2	141.3	2.2	93.1	1.5
Subtotal Equity Securities Reported at Fair Value	554.1	8.5	521.9	8.1	397.3	6.4
Equity Method Limited Liability Investments	248.1	3.8	253.0	3.9	306.3	4.9
Short-term Investments at Cost which Approximates Fair Value	362.8	5.6	327.5	5.1	247.4	4.0
Other Investments:
Loans to Policyholders at Unpaid Principal	268.3	4.1	266.3	4.1	253.9	4.1
Real Estate at Depreciated Cost	221.3	3.4	226.2	3.5	239.4	3.8
Trading Securities at Fair Value	4.6	0.1	4.5	0.1	4.4	0.1
Other	0.6	—	0.5	—	0.6	—
Subtotal Other Investments	494.8	7.6	497.5	7.7	498.3	8.0
Total Investments	$6,516.3	100.0%	$6,460.1	100.0%	$6,222.7	100.0%
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,359.3	69.2%	$3,319.1	68.3%	$3,591.8	75.2%
BBB	1,185.5	24.4	1,199.0	24.7	839.4	17.6
BB, B	121.7	2.5	158.9	3.3	197.7	4.1
CCC or Lower	190.0	3.9	183.2	3.8	144.5	3.0
Total Investments in Fixed Maturities	$4,856.5	100.0%	$4,860.2	100.0%	$4,773.4	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	7.1		7.1		7.4

[1] Sum of percentages for individual lines does not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Mar 31, 2013		Dec 31, 2012		Dec 31, 2011
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,318.0	20.2%	$1,371.1	21.2%	$1,153.1	18.5%
Finance, Insurance and Real Estate	801.5	12.3	780.8	12.1	590.4	9.5
Transportation, Communication and Utilities	300.1	4.6	289.2	4.5	252.2	4.1
Services	291.4	4.5	298.6	4.6	233.8	3.8
Mining	151.5	2.3	143.4	2.2	89.6	1.4
Wholesale Trade	69.9	1.1	57.8	0.9	41.5	0.7
Retail Trade	65.9	1.0	66.5	1.0	50.1	0.8
Agriculture, Forestry and Fishing	19.0	0.3	19.2	0.3	17.8	0.3
Other	7.7	0.1	3.3	0.1	0.6	—
Total Fair Value of Non-governmental Fixed Maturities	$3,025.0	46.4%	$3,029.9	46.9%	$2,429.1	39.1%

	Mar 31, 2013
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States and Political Subdivisions:
Texas	$84.1	1.3%
Georgia	68.3	1.0
Colorado	62.7	1.0
Washington	53.1	0.8
Maryland	51.2	0.8
Ohio	50.8	0.8
Equity Securities:
iShares® iBoxx $ Investment Grade Corporate Bond Fund	100.1	1.5
Equity Method Limited Liability Investments:
Tennenbaum Opportunities Fund V, LLC	72.3	1.1
Goldman Sachs Vintage Fund IV, L.P.	59.6	0.9
Special Value Opportunities Fund, LLC	51.4	0.8
Total	$653.6	10.0%

[1]
Excluding Investments in U.S. Government and Government Agencies and Authorities and Obligations of States and Political Subdivisions Pre-refunded with U.S. Government and Government Agencies Held in Trust at March 31, 2013.

Kemper Corporation Municipal Bond Securities excluding Pre-refunded with U.S. Government Held in Trust (Dollars in Millions) (Unaudited)

	Mar 31, 2013
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$42.5	$14.3	$27.3	$84.1	7.4%	1.3%
Georgia	50.2	7.2	10.9	68.3	6.0	1.0
Colorado	—	20.9	41.8	62.7	5.5	1.0
Washington	28.4	0.3	24.4	53.1	4.7	0.8
Maryland	34.6	12.9	3.7	51.2	4.5	0.8
Ohio	16.1	5.0	29.7	50.8	4.5	0.8
Louisiana	31.6	1.5	14.9	48.0	4.2	0.7
Wisconsin	37.7	7.2	1.5	46.4	4.1	0.7
New York	6.6	—	33.3	39.9	3.5	0.6
Florida	34.4	—	0.1	34.5	3.0	0.5
Oregon	30.7	—	—	30.7	2.7	0.5
Connecticut	24.9	—	5.6	30.5	2.7	0.5
North Carolina	6.4	4.0	19.8	30.2	2.7	0.5
Mississippi	25.3	—	4.4	29.7	2.6	0.5
Delaware	18.5	—	9.8	28.3	2.5	0.4
Indiana	—	—	28.2	28.2	2.5	0.4
Virginia	—	20.2	7.3	27.5	2.4	0.4
South Carolina	23.9	3.2	—	27.1	2.4	0.4
Nevada	23.9	1.2	—	25.1	2.2	0.4
Utah	12.0	—	11.2	23.2	2.0	0.4
Massachusetts	—	—	22.6	22.6	2.0	0.3
Arkansas	21.9	—	—	21.9	1.9	0.3
Pennsylvania	12.7	7.8	0.3	20.8	1.8	0.3
New Jersey	—	—	20.0	20.0	1.8	0.3
Missouri	—	—	19.8	19.8	1.7	0.3
Iowa	—	—	17.9	17.9	1.6	0.3
Kentucky	—	1.1	16.0	17.1	1.5	0.3
Hawaii	15.9	—	—	15.9	1.4	0.2
Tennessee	4.5	7.9	3.5	15.9	1.4	0.2
Arizona	—	3.1	10.3	13.4	1.2	0.2
Michigan	—	—	12.8	12.8	1.1	0.2
Nebraska	—	7.4	5.4	12.8	1.1	0.2
District of Columbia	—	—	12.3	12.3	1.1	0.2
Oklahoma	—	—	11.4	11.4	1.0	0.2
California	2.2	—	9.1	11.3	1.0	0.2
Rhode Island	10.7	—	—	10.7	0.9	0.2
West Virginia	9.7	—	—	9.7	0.9	0.1
Minnesota	1.8	4.5	2.0	8.3	0.7	0.1
All Other States	12.7	3.4	21.8	37.9	3.3	0.6
Total (1)	$539.8	$133.1	$459.1	$1,132.0	100.0%	17.4%

[1] Sum of percentages for individual lines does not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Investment Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

		Unfunded Commitment	Reported Value		Stated Fund
	Asset Class	Mar 31, 2013	Mar 31, 2013	Dec 31, 2012	End Date
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Tennenbaum Opportunities Fund V, LLC	Distressed Debt	$—	$72.3	$69.9	10/10/16
Goldman Sachs Vintage Fund IV, LP	Secondary Transactions	17.1	59.6	58.9	12/31/16
Special Value Opportunities Fund, LLC	Distressed Debt	—	51.4	59.4	07/13/16
BNY Mezzanine - Alcentra Partners III, LP	Mezzanine Debt	22.3	21.9	18.9	2021-2022
BNY Mezzanine Partners, LP	Mezzanine Debt	0.4	9.1	9.2	04/17/16
Ziegler Meditech Equity Partners, LP	Growth Equity	—	8.6	8.9	01/31/16
NYLIM Mezzanine Partners II, LP	Mezzanine Debt	4.0	8.1	10.3	07/31/16
Other Funds		8.3	17.1	17.5	Various
Total Equity Method Limited Liability Investments		52.1	248.1	253.0
Reported as Other Equity Interests and Reported at Fair Value:
Highbridge Principal Strategies Mezzanine Partners, LP	Mezzanine Debt	2.4	20.3	22.1	01/23/18
Goldman Sachs Vintage Fund V, LP	Secondary Transactions	5.9	13.9	13.7	12/31/18
Highbridge Principal Strategies Credit Opportunities Fund, LP	Hedge Fund	—	11.2	11.0	12/29/21
GS Mezzanine Partners V, LP	Mezzanine Debt	14.7	8.0	9.3	12/31/21
Other		74.3	90.5	85.2	Various
Total Reported as Other Equity Interests and Reported at Fair Value		97.3	143.9	141.3
Total		$149.4	$392.0	$394.3

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share, Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.

Combined Property and Casualty Operations is a non-GAAP financial measure, which is comprised of the Kemper Preferred, Kemper Specialty and Kemper Direct segments.
Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of 1) Net Realized Gains (Losses) on Sales of Investments, 2) Net Impairment Losses Recognized in Earnings related to investments and 3) other significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is income (loss) from continuing operations.
The Company believes that Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains (Losses) on Sales of Investments and Net Impairment Losses Recognized in Earnings related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company’s investments, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.
A reconciliation of Consolidated Net Operating Income (Loss) to Income (Loss) from Continuing Operations is presented below:

	Three Months Ended
Dollars in Millions (Unaudited)	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Consolidated Net Operating Income (Loss)	$42.3	$(3.4)	$24.6	$(0.8)	$33.4
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	17.5	3.6	33.0	2.7	3.2
Net Impairment Losses Recognized in Earnings	(1.2)	(1.9)	(2.0)	(0.3)	(0.3)
Income (Loss) from Continuing Operations	$58.6	$(1.7)	$55.6	$1.6	$36.3

Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Consolidated Net Operating Income (Loss)by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations Per Unrestricted Share‐Basic.

A reconciliation of Consolidated Net Operating Income (Loss) Per Unrestricted Share to Income (Loss) from Continuing Operations Per Unrestricted Share is presented below:

	Three Months Ended
Dollars in Millions (Unaudited)	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Mar 31, 2012
Consolidated Net Operating Income (Loss) Per Unrestricted Share	$0.72	$(0.06)	$0.42	$(0.01)	$0.56
Net Income (Loss) Per Unrestricted Share From:
Net Realized Gains on Sales of Investments	0.30	0.06	0.56	0.05	0.05
Net Impairment Losses Recognized in Earnings	(0.02)	(0.03)	(0.03)	(0.01)	—
Income (Loss) from Continuing Operations Per Unrestricted Share	$1.00	$(0.03)	$0.95	$0.03	$0.61

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Incurred Expense Ratio. The most directly comparable GAAP financial measure is the combined ratio, which uses total incurred losses and LAE, including the impact of catastrophe losses, and loss and LAE reserve development. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s Property and Casualty insurance businesses that may be obscured by catastrophe losses and prior year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.